UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2022

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2022, TriNet Group, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2022. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the three nominees below as Class II directors to serve until the Company’s 2025 Annual Meeting of Stockholders or until his or her respective successor has been duly elected and qualified. As reported in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 12, 2022, Martin Babinec did not stand for reelection. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Total
Paul Chamberlain	52,427,869	806,731	2,636,276	55,870,876
Wayne B. Lowell	52,150,212	1,084,388	2,636,276	55,870,876
Myrna Soto	52,183,766	1,050,834	2,636,276	55,870,876

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
52,678,008	515,943	40,649	2,636,276	55,870,876

Proposal 3. Stockholders approved an amendment and restatement of the Company’s 2019 Equity Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes	Total
44,627,753	8,751,631	35,216	2,636,276	55,870,876

Proposal 4. Stockholders ratified the selection by the Finance and Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Total
55,767,591	71,996	31,289	55,870,876

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	May 31, 2022	By:	/s/ Samantha Wellington
Samantha Wellington
Executive Vice President, Business Affairs, Chief Legal Officer and Secretary